                                                                               .
                                                                               .
                                                                               .
                                                                     EXHIBIT 4.5

INFORMATION FOR OFFERING MEMORANDUM


                                                                    June 30/04     Proforma

SENIOR UNSECURED INDEBTEDNESS
10.50% bonds                                                         398,837              0
7.50% bonds                                                          350,000        350,000
Current offering          US$                                                       230,202
                          Cdn$                                                       97,538
Tremblant government loans (ISTC loans)                                9,961          9,961
                                                                  ----------     ----------
                                                      79.1%          758,798        687,701
                                                                  ----------     ----------

SECURED INDEBTEDNESS
Debt of Intrawest                                                   794,116         723,019
Less: senior unsecured debt included above                         (748,837)       (677,740)
Add Keystone debt                                                          0              0
Add draw on senior credit facility to repay 10.50% bonds                            101,588
                                                                  ----------     ----------
                                                                      45,279        146,867
                                                                  ----------     ----------

LIABILITIES OF SUBSIDIARIES
Total debt                                                           958,817        958,817
Less Intrawest debt                                                 (794,116)      (794,116)
Less Keystone debt                                                         0              0

Less Tremblant government debt                                        (9,961)        (9,961)
                                                                  ----------     ----------
= debt of subsidiaries                                               154,740        154,740
Add accounts payable of subsidiaries                                 160,624        160,624
Add deferred revenue of subsidiaries                                 169,868        169,868
                                                                  ----------     ----------
                                                                     485,232        485,232
                                                                  ----------     ----------

Total AP at June 30/04                                               209,037        209,037
Less level Y payables                                                (48,413)       (48,413)
                                                                  ----------     ----------
==>AP of subsidiaries                                                160,624        160,624
                                                                  ----------     ----------

Total deferred revenue at June 30/04                                 169,860        169,860
Less level Y deferred revenue                                              8              8
                                                                  ----------     ----------
==>Deferred revenue of subsidiaries                                  169,868        169,868
                                                                  ----------     ----------

CAP TABLE

                                                                      Actual       Proforma

Cash and short-term deposits                                         109,816        109,816
                                                                   ---------      ---------
Short-term debt                                                      109,685        211,313
                                                                   ---------      ---------
                                                                     109,685        211,313
                                                                   ---------      ---------
Long-term debt
             Resort operations                                        62,224         62,224
             Real estate                                              16,271         16,271
             Other                                                    21,800         21,800
             10.50% notes                                            398,837
             7.50% notes                                             350,000        350,000
             US$ Notes offered hereby                                      0        230,202
             Cdn$ Notes offered hereby                                     0         97,538
                                                                   ---------      ---------
             Total long-term debt                                    849,132        778,035
                                                                   ---------      ---------

Non-controlling interest                                              43,266         43,266
Shareholders' equity                                                 787,309        757,247
                                                                   ---------      ---------
Total capitalization                                               1,789,392      1,789,861
                                                                   =========      =========



Gross proceeds            327,740   net proceeds                  322,551
Tender costs              (29,980)

Accrued interest                0   Not relevant in cap table
Commission                 (4,838)
less expenses                (350)
less repay 10.5% bonds   (394,160)
                         --------
Financed by line         (101,588)
                         --------
Accrued interest           (8,507)

                         (110,095)
Costs re 10.5% bonds
Premium w/o                 4,637   credit
Unamortized costs          (4,719)  debit
                         --------
                              (82)
                         --------


(30,062) Difference is call premium and write-off of unamortized costs re 10.5% bonds
    469  difference is offering costs        Commission                           (4,838) These are debited to other assets
                                             Expenses                               (350) These are debited to other assets
                                             Unamortized costs re 10.5% bonds      4,719  These are credited to other assets
                                                                                  ------
                                                                                    (469)
                                                                                  ------

INFORMATION FOR OFFERING MEMORANDUM


                                               Sept 30/04         Proforma


SENIOR UNSECURED INDEBTEDNESS

10.50% bonds                                     398,670            34,668
7.50% bonds                                      350,000           350,000
Current offering          US$                                      230,202
                          Cdn$                                      99,081
Tremblant government loans (ISTC loans)           10,531            10,531
                                               ---------         ---------
                                        72.7%    759,201           724,482
                                               ---------         ---------

SECURED INDEBTEDNESS

Debt of Intrawest                                880,249           845,530

Less: senior unsecured debt included above      (748,670)         (713,951)
Add Keystone debt                                      0                 0
Add draw on senior credit
facility to repay 10.50% bonds                                      63,163
                                               ---------         ---------
                                                 131,579           194,742
                                               ---------         ---------


LIABILITIES OF SUBSIDIARIES
Total debt                                     1,043,932         1,043,932
Less Intrawest debt                            (880,249)          (880,249)
Less Keystone debt                                     0                 0

Less Tremblant government debt                   (10,531)          (10,531)
                                               ---------         ---------
= debt of subsidiaries                           153,152           153,152
Add accounts payable of subsidiaries             164,594           164,594
Add deferred revenue of subsidiaries             244,593           244,593
                                               ---------         ---------
                                                 562,339           562,339
                                               ---------         ---------

Total AP at Sept 30/04                           217,437           217,437
Less level Y payables                            (52,843)          (52,843)
                                               ---------         ---------
==>AP of subsidiaries                            164,594           164,594
                                               ---------         ---------

Total deferred revenue at Sept 30/04             244,583           244,583
Less level Y deferred revenue                         10                10
                                               ---------         ---------
==>Deferred revenue of subsidiaries              244,593           244,593
                                               ---------         ---------


CAP TABLE

                                                 Actual           Proforma

Cash and short-term deposits                      93,148            93,148
                                               ---------         ---------
Short-term debt                                   58,233            58,233
                                               ---------         ---------
                                                  58,233            58,233
                                               ---------         ---------

Long-term debt
                 Resort operations                77,284            77,284
                 Real estate                      23,446            23,446
                 Other                           136,299           199,462
                 10.50% notes                    398,670            34,668
                 7.50% notes                     350,000           350,000

                 US$ Notes offered hereby              0           230,202
                 Cdn$ Notes offered hereby             0            99,081
                                               ---------         ---------
                 Total long-term debt            985,699         1,014,142
                                               ---------         ---------
Non-controlling interest                          43,422            43,422
Shareholders' equity                             810,230           782,646
                                               ---------         ---------
Total capitalization                           1,897,584         1,898,444
                                               =========         =========


Total consolidated debt                        1,043,932         1,072,375



Exchange rate on Sept 30                     1.2616
Exchange rate on Oct 6 (issue date)          1.2593
Gross proceeds                              329,283 net proceeds                      324,071
Tender costs + consent payment             (27,313)
Accrued interest                                 0  Not relevant in cap table
Commission                                  (4,861)
less expenses                                 (350)
less repay 10.5% bonds                    (359,921)
                                          --------
Financed by line                           (63,163)
                                          --------

Costs re 10.5% bonds
Premium w/o                                   4,081 credit (= 4,469,874 - 388,693)  4,081,181
Unamortized costs                           (4,352) debit
                                          --------
                                              (271)
                                          --------

Principal         34,279 (= 394,200 - 359,921)
Premium              389 (= 4,469,874 x 34,279/394,200)
                  ------
                  34,668
                  ------




(27,584) Difference is call premium and write-off of unamortized costs re 10.5% bonds
     860 difference is offering costs           Commission                        (4,861) These are debited to other assets
                                                Expenses                            (350) These are debited to other assets
                                                Unamortized costs re 10.5% bonds   4,352  These are credited to other assets
                                                                                   -----
                                                                                    (860)
                                                                                   -----

                           Balance as at Aug 31, 2004   Amtzn exp/mo    Commissions     Amtzn/mo      Costs              Amtzn/mo
 Debenture                 USD                          USD             CAD             CAD           CAD                CAD

 125M                            (128,761,707)            (45,840)        1,992,268        30,650         315,266           4,850
 135M                            (133,638,777)             16,166           313,236         4,856         248,863           3,888
 137M (134.2M)                   (136,325,266)            (26,200)        2,643,941        40,676         593,295           8,989
 TOTAL AT AUG 31                 (398,725,750)            (55,874)        4,949,445        76,183       1,157,424          17,728
 AT JUNE 30 2004                                                          5,101,810                     1,192,880

 At September 30                                        CAD             FX
 Premium
                                   (4,469,875)
 Commissions                        3,862,763          4,873,262             1.2616
 Financing costs                      903,373          1,139,696             1.2616
                                    ---------
                                      296,261
                                    =========


 Total in US$ at June 30, 2004                                            4,719,366


 Commissions                        3,862,763
 Financing costs                      903,373
                                    ---------
                                    4,766,137    x 359,921/394200 =       4,351,681
                                    ---------

INFORMATION FOR OFFERING MEMORANDUM


                                                  June 30/03     Proforma


SENIOR UNSECURED INDEBTEDNESS
Current offering                                                  350,000
10.5% bonds                                         402,301       402,301
9.75% bonds                                         200,168             0
BC Govt debenture                                    18,553        18,553
Whistler vendor take-back                                 0             0
Copper series A notes                                     0             0
Tremblant government loans                           11,273        11,273
                                                  ---------     ---------
                                       50.1%        632,295       782,127
                                                  ---------     ---------

SECURED INDEBTEDNESS
Debt of Intrawest                                   791,104       590,936
Less: senior unsecured debt included above         (621,022)     (420,854)
Add Keystone debt                                     6,512         6,512
Less proceeds of offering used to
repay senior credit facility                                     (116,038)
Less proceeds of offering used to
repay other debt                                                  (17,787)
                                                  ---------     ---------
                                                    176,594        42,769
                                                  ---------     ---------


LIABILITIES OF SUBSIDIARIES

Total debt                                        1,260,919     1,260,919
Less Intrawest debt                                (791,104)     (791,104)
Less Keystone debt                                   (6,512)       (6,512)
Less Copper series A notes                                0             0
Less Tremblant government debt                      (11,273)      (11,273)
                                                  ---------     ---------
= debt of subsidiaries                              452,030       452,030
Add accounts payable of subsidiaries                170,270       170,270
Add deferred revenue of subsidiaries                178,499       178,499
                                                  ---------     ---------
                                                    800,798       800,798
                                                  ---------     ---------

Total AP at June 30/02                              218,444       218,444
Less level Y payables                               (48,174)      (48,174)
                                                  ---------     ---------
                                                    170,270       170,270
                                                  ---------     ---------

Total deferred revenue at June 30/02                178,487       178,487
Less level Y deferred revenue                            12            12
                                                  ---------     ---------
                                                    178,499       178,499
                                                  ---------     ---------



CAP TABLE                                         Current        Long term     Total

Ski and resort debt                                  21,073        86,429        107,502

Real estate (note excl IROC AR loans)               231,447        32,585        264,032
Other                                                34,656       252,260        286,916
bonds         9.75 %                                              200,168        200,168 Repay       $200,000
              10.5%                                               402,301        402,301 Premium w/o =    168
                                                                                       0
                                                    -------       -------      ---------
                                                    287,176       973,743      1,260,919
                                                    -------       -------      ---------


                                                 Actual       Proforma

Cash and short-term deposits                        126,832       126,832
                                                  ---------     ---------
Short-term debt                                     287,176       269,389
                                                  ---------     ---------
                                                    287,176       269,389
                                                  ---------     ---------
Long-term debt
              Ski and resort operations              86,429        86,429
              Real estate                            32,585        32,585
              Other                                 252,260       136,222
              9.75% notes                           200,168             0
              10.5% notes                           402,301       402,301
              Notes offered herby                         0       350,000
                                                  ---------     ---------
              Total long-term debt                  973,743     1,007,537      1,276,926
                                                  ---------     ---------

Non-controlling interest                             46,359        46,359
Shareholders' equity                                711,139       701,557                     (9,582)
                                                  ---------     ---------
Total capitalization                              2,018,417     2,024,842                      6,425 difference is offering costs
                                                  =========     =========



Gross proceeds            350,000  net proceeds         343,575
Tender costs               (9,750)
Accrued interest                0  Not relevant in cap table
Commission                 (6,125)
less expenses                (300)
less repay 9.75% bonds   (200,000) payment is exactly $200,000
                         --------
To repay other debt       133,825
                         --------
To repay bank facility    116,038
To repay other debt        17,787  retain same as when issue was $250mm

INFORMATION FOR OFFERING MEMORANDUM
                                                           Sept 30/03     Proforma

SENIOR UNSECURED INDEBTEDNESS
Current offering                                                          350,000
10.5% bonds                                                 399,296       399,296
9.75% bonds                                                 200,165             0
BC Govt debenture                                                 0             0
Whistler vendor take-back                                         0             0
Copper series A notes                                             0             0
Tremblant government loans                                   11,077        11,077
                                                            -------       -------
                                               50.2%        610,538       760,373
                                                            -------       -------

SECURED INDEBTEDNESS
Debt of Intrawest                                           777,702       577,537
Less: senior unsecured debt included above                 (599,461)     (399,296)
Add Keystone debt                                             6,409         6,409
Less proceeds of offering used to
   repay senior credit facility                                          (116,038)
Less proceeds of offering used to
   repay other debt                                                       (17,787)
                                                            -------       -------
                                                            184,650        50,825
                                                            -------       -------




LIABILITIES OF SUBSIDIARIES
Total debt                                                1,216,766     1,216,766
Less Intrawest debt                                       (777,702)     (777,702)
Less Keystone debt                                          (6,409)       (6,409)
Less Copper series A notes                                        0             0
Less Tremblant government debt                             (11,077)      (11,077)
                                                          ---------     ---------
= debt of subsidiaries                                      421,578       421,578
Add accounts payable of subsidiaries                        163,040       163,040
Add deferred revenue of subsidiaries                        192,366       192,366
                                                          ---------     ---------
                                                            776,984       776,984
                                                          ---------     ---------

Total AP at June 30/02                                      198,844       198,844
Less level Y payables                                       (35,804)      (35,804)
                                                          ---------     ---------
                                                            163,040       163,040
                                                          ---------     ---------
Total deferred revenue at June 30/02                        192,376       192,376
Less level Y deferred revenue                                  (10)          (10)
                                                          ---------     ---------
                                                            192,366       192,366
                                                          ---------     ---------



CAP TABLE                                                   Current        Long term     Total

Ski and resort debt                                          13,871        86,032         99,903
Real estate (note excl IROC AR loans)                       163,197        37,852        201,049
Other                                                        23,589       292,764        316,353
bonds         9.75%                                                       200,165        200,165 Repay $200,000
              10.5%                                                       399,296        399,296 Premium w/o =   165
                                                                                               0
                                                          ---------     ---------      ---------
                                                            200,657     1,016,109      1,216,766
                                                          ---------     ---------      ---------




                                                         Actual       Proforma

Cash and short-term deposits                                 89,248        89,248
                                                          ---------     ---------
Short-term debt                                             200,657       182,870
                                                          ---------     ---------
                                                            200,657       182,870
                                                          ---------     ---------
Long-term debt
              Ski and resort operations                      86,032        86,032
              Real estate                                    37,852        37,852
              Other                                         292,764       176,726
              9.75% notes                                   200,165             0
              10.5% notes                                   399,296       399,296
              Notes offered herby                                 0       350,000
                                                          ---------     ---------
              Total long-term debt                        1,016,109     1,049,906      1,232,776
                                                          ---------     ---------
Non-controlling interest                                     44,267        44,267
Shareholders' equity                                        713,333       703,748
                                                          ---------     ---------
Total capitalization                                      1,974,366     1,980,791                 6,425 difference is offering costs
                                                          =========     =========



Gross proceeds          350,000  net proceeds   343,575
Tender costs             (9,750)
Accrued interest              0  Not relevant in cap table
Commission               (6,125)

less expenses              (300)
less repay 9.75% bonds (200,000) payment is exactly $200,000
                       --------
To repay other debt     133,825
                       --------
To repay bank facility  116,038
To repay other debt      17,787  retain same as when issue was $250mm

INTRAWEST CORPORATION
Earnings Coverage Ratio



                                                                      12 months      12 months     12 months
                                                                      30-Jun-03      30-Sep-03     30-Jun-03
                                                                     (US$000's)      (US$000's)   (US$000's)

EBIT Calculation
     Income before income taxes                                         52,271         67,056        52,271
     Less non-controlling interest                                     (11,274)       (11,468)      (11,274)
     Discontinued operations                                              (578)          (653)         (578)
     Net income before income taxes                                     40,419         54,935        40,419
                                                                       -------        -------       -------

     Add:
        Interest expense                                                47,142         48,032        47,142
        Interest in real estate costs                                   32,453         38,471        32,453
        Interest in discontinued operations                                 67             32            67
                                                                       -------        -------       -------
     Earnings before interest and income taxes                         120,081        141,470       120,081
                                                                       =======        =======       =======


Interest Requirements

     Interest incurred (including capitalized interest)                102,926        104,504       102,926
     Interest on new debenture issue                                    26,250         26,250        26,250
     Interest saving on repayment of debt with debenture proceeds      (27,000)       (27,000)      (27,000)
     Interest on additional debt since balance sheet date               (3,091)             0
                                                                       -------        -------       -------
                                                                        99,085        103,754       102,176
                                                                       =======        =======       =======

Ratio                                                                     1.21           1.36
                                                                          ====           ====





Interest on additional debt since balance sheet date
     Debt at September 30, 2003                                      1,216,766
     Debt at June 30, 2003                                           1,260,919
                                                                     ---------
     Reduction in debt                                                 (44,153)
                                                                     ---------
     Imputed interest                                                   (3,091)


                                                                      Less:         Add:
                                                                     3 months      3 months       12 months
                                                                    30-Sep-02      30-Sep-03      30-Sep-03
                                                                    (US$000's)    (US$000's)     (US$000's)

EBIT Calculation
     Income before income taxes                                        (13,805)          980        67,056
     Less non-controlling interest                                         299           105       (11,468)
     Discontinued operations                                                75             0          (653)
                                                                       -------        ------       -------
     Net income before income taxes                                    (13,431)        1,085        54,935

     Add:
        Interest expense                                                 9,004         9,894        48,032
        Interest in real estate costs                                    2,984         9,002        38,471
        Interest in discontinued operations                                 35             0            32
                                                                       -------        ------       -------
     Earnings before interest and income taxes                          (1,408)       19,981       141,470
                                                                       =======        =======      =======

Interest Requirements

     Interest incurred (including capitalized interest)                 21,994        23,572       104,504
     Interest on new debenture issue                                                                26,250
     Interest saving on repayment of debt with debenture proceeds                                  (27,000)
     Interest on additional debt since balance sheet date
                                                                                                   -------
                                                                                                   103,754
                                                                                                   =======


Ratio



Interest on additional debt since balance sheet date
     Debt at September 30, 2003
     Debt at June 30, 2003
     Reduction in debt
     Imputed interest

INTRAWEST CORPORATION
Earnings Coverage Ratio



                                                                           12 months        12 months            12 months
                                                                           30-Jun-04        30-Sep-04            30-Jun-04
                                                                          (US$000's)        (US$000's)          (US$000's)
EBIT Calculation

     Income before income taxes                                                  83,272           75,492              83,272
     Less non-controlling interest                                             (12,889)         (13,873)            (12,889)
     Discontinued operations                                                          0                0                   0
                                                                                 ------           ------              ------
     Net income before income taxes                                              70,383           61,619              70,383

     Add:
        Interest expense                                                         45,766           47,244              45,766
        Interest in real estate costs                                            64,696           57,896              64,696
        Interest in discontinued operations                                           0                0                   0
                                                                                -------          -------             -------
     Earnings before interest and income taxes                                  180,845          166,759             180,845
                                                                                =======          =======             =======

Interest Requirements

     Interest incurred (including capitalized interest)                          94,628           93,917              94,628
     Interest on new debenture issue                                             23,318           23,318              23,318
     Interest on line at 6%                                                       3,790            3,790               3,790
     Interest saving on repayment of debt with debenture proceeds               (37,792)         (37,792)            (37,792)
     Interest on additional debt since YE balance sheet date                      5,107                0                   0
                                                                                -------          -------             -------
                                                                                 89,051           83,233              83,944
                                                                                =======          =======             =======

Ratio                                                                              2.03             2.00
                                                                                =======          =======


Interest on additional debt since balance sheet date
     Debt at September 30, 2004                                               1,043,932
     Debt at June 30, 2003                                                      958,817
                                                                              ---------
     Reduction in debt                                                           85,115
                                                                              ---------
     Imputed interest at 6%                                                       5,107

                                                                   Less:        Add:
                                                                     3 months     3 months      12 months
                                                                    30-Sep-03     30-Sep-04     30-Sep-04
                                                                    (US$000's)   (US$000's)    (US$000's)
EBIT Calculation

     Income before income taxes                                             980        (6,800)       75,492
     Less non-controlling interest                                          105          (879)      (13,873)
     Discontinued operations                                                  0             0             0
                                                                         ------        ------        ------
     Net income before income taxes                                       1,085        (7,679)       61,619

     Add:
        Interest expense                                                  9,894        11,372        47,244
        Interest in real estate costs                                     9,002         2,202        57,896
        Interest in discontinued operations                                   0             0             0
                                                                         ------        ------       -------
     Earnings before interest and income taxes                           19,981         5,895       166,759
                                                                         ======        ======       =======


Interest Requirements

     Interest incurred (including capitalized interest)                  23,572        22,861        93,917
     Interest on new debenture issue                                                                 23,318
     Interest on line at 6%                                                                           3,790
     Interest saving on repayment of debt with debenture proceeds                                   (37,792)
     Interest on additional debt since YE balance sheet date
                                                                                                    -------
                                                                                                     83,233
                                                                                                    =======

Ratio


Interest on additional debt since balance sheet date
     Debt at September 30, 2004
     Debt at June 30, 2003
     Reduction in debt
     Imputed interest at 6%
